UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2004

ROXIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32373	77-0551214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

Roxio, Inc.

455 El Camino Real

Santa Clara, CA 95050

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 367-3100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Roxio, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K/A to:

•	Provide the pro forma condensed consolidated balance sheet as of September 30, 2004;

•	Provide the pro forma condensed consolidated statement of operations for the six months ended September 30, 2004;

•	Make corrections to the Company’s historic financial statements, as previously announced on the Company’s Current Report on Form 8-K filed with the SEC on November 4, 2004, with respect to (i) the valuation of a warrant issued in May 2002, and (ii) the purchase accounting related to the acquisition of MGI Software in January 2002; and

•	Make certain other mechanical and conforming changes.

This Form 8-K/A has been amended and restated for ease of reference. However, the only differences between the information contained in this Form 8-K/A and the original report on Form 8-K are as described above.

ITEM 8.01 OTHER EVENTS.

Certain pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference. This pro forma financial information was prepared to give pro forma effect to the proposed sale to Sonic Solutions of substantially all of the assets and liabilities constituting the Company’s Consumer Software Division pursuant to an Asset Purchase Agreement between the Company and Sonic Solutions, dated as of August 9, 2004 and includes:

•	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2004;

•	Unaudited pro forma condensed consolidated statement of operations for the six months ended September 30, 2004;

•	Unaudited pro forma condensed consolidated statement of operations for the fiscal years ended March 31, 2004, March 31, 2003 and March 31, 2002; and

•	Notes to unaudited pro forma condensed consolidated financial statements.

ADDITIONAL INFORMATION

The Company’s investors and security holders are advised to read the proxy statement provided in connection with the 2004 Annual Meeting of Stockholders when it becomes available and other relevant documents filed with the Securities and Exchange Commission, because they will contain important information on the proposed transaction. You will be able to obtain documents filed with the SEC free of charge at the SEC’s web site at www.sec.gov. In addition, you may also obtain documents filed by the Company by requesting them in writing from the Company, 455 El Camino Real, Santa Clara, CA 95050, Attn: Secretary.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

2.1	Asset Purchase Agreement between the Company and Sonic Solutions, dated August 9, 2004 (1)

99.1	Pro forma financial information of Roxio, Inc.

(1) Incorporated by reference to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2004

Roxio, Inc.

(Registrant)
By:	/S/ WILLIAM E. GROWNEY, JR.
Name:	William E. Growney, Jr.
Title:	Secretary

EXHIBIT INDEX

2.1	Asset Purchase Agreement between the Company and Sonic Solutions, dated August 9, 2004 (1)

99.1	Pro forma financial information of the Company

(1) Incorporated by reference to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 10, 2004.